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                                                                  EXHIBIT 10.8

             AMENDMENT TO LICENSE, SUPPLY AND DISTRIBUTION AGREEMENT

                                   WITNESSETH

     WHEREAS, Eli Lilly and Company, an Indiana corporation ("Lilly") and MiniMed Inc., a Delaware corporation ("MiniMed") entered into that certain License, Supply and Distribution Agreement dated February 1, 1999 (the "Agreement"); and

     WHEREAS, Lilly and MiniMed desire to create a Development Responsibility Document ("DRD") prior to the finalization of a Manufacturing Responsibility Document ("MRD"); and

     WHEREAS, in order to expedite commercial introduction of the Products, Lilly and MiniMed desire to amend the Agreement to include the development of the DRD;

NOW, THEREFORE, Lilly and MiniMed agree as follows:

1. The Agreement shall be amended to add a Section 1.47 which shall read in its entirety as follows:

     "1.47 "DEVELOPMENT RESPONSIBILITIES DOCUMENT (DRD)" shall mean a document outlining the responsibilities of the Parties relating to certain development, manufacturing and other activities. The DRD shall govern these activities until an MRD is agreed upon by both parties pursuant to Section 9.1 hereof."

1. Section 3.1 shall be deleted and replaced in its entirety with the following:

     "3.1 LILLY'S SALES. Lilly shall sell to MiniMed the Bulk Material. MiniMed shall purchase its entire requirements of the Bulk Material from Lilly or from a supplier approved in writing by Lilly. MiniMed shall use the Bulk Material supplied by Lilly exclusively for the purpose of formulation research and development, evaluation or manufacturing Products for the Field pursuant to this Agreement solely in accordance with the teachings of the Licensed Patents, the Improvements and Lilly Know-How for the Field and the manufacturing requirements set forth in the RCD and the DRD or the MRD (whichever is in effect)."

1. Section 3.4.1 shall be amended such that the reference therein to "MRD" shall be replaced with "DRD."

4. Section 4.1 shall be amended such that the reference therein to "MRD" shall be replaced with "DRD."

1. A Section 4.8 shall be added to the Agreement that shall read in its entirety as follows:

     "4.8 CREATION OF DEVELOPMENT RESPONSIBILITIES DOCUMENT. As soon as practicable Following the Effective Date, Lilly and MiniMed shall agree upon a DRD. Lilly shall prepare and submit to MiniMed an initial draft of the DRD by May 31, 1999."

5. Section 6.1 shall be amended such that the reference therein to "MRD" shall be replaced with

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"DRD or the MRD (whichever is in effect)".

5. Section 8.2 shall be amended such that all references therein to "MRD" shall be replaced with "DRD or the MRD (whichever is in effect)".

5. Section 8.5 shall be amended such that the reference therein to "MRD" shall be replaced with "DRD or the MRD (whichever is in effect)".

5. Section 8.6 shall be amended such that the reference to "MRD" shall be replaced with "DRD or the MRD (whichever is in effect)".

5. Section 9.1 shall be amended such that the words "Prior to the first shipment of Bulk Material by Lilly to MiniMed," in the first sentence of such Section 9.1 shall be deleted.

5. Section 9.3 shall be amended such that the reference therein to "MRD" shall be replaced with "DRD or the MRD (whichever is in effect)".

5. Section 9.4 shall be deleted and replaced in its entirety with the following:

     "9.4 MANUFACTURING STANDARDS. MiniMed, or its designated third party, shall perform the Manufacturing Activities of the Products in accordance with the Specifications, the packaging and labeling practices, and quality stipulations set forth in the DRD or the MRD (whichever is in effect) and as reasonably supplied and/or specified by Lilly from time to time. MiniMed, or its designated third party, shall at all times comply with cGMP and all regulatory commitments. Prior to compilation and execution of the MRD, MiniMed shall permit authorized representatives of Lilly to enter and inspect any and all manufacturing facilities relating to the Products. As part of the DRD or the MRD (whichever is in effect), MiniMed shall permit authorized representatives of Lilly at all reasonable times and upon reasonable prior notice to MiniMed:

          9.4.1 to enter and inspect any and all manufacturing facilities relating to the Products,

          9.4.2 to inspect copies of relevant batch documentation thereof to ascertain whether MiniMed complies with the covenants set forth in this Section."

5. Section 15.1 shall be amended such that all references therein to "MRD" shall be replaced with "DRD or the MRD (whichever is in effect)".

5. Section 20.1 shall be deleted and replaced in its entirety with the following:

     "20.1 CONTINGENCY OF AGREEMENT. With reference to Sections 4.2 and 4.8 of this Agreement, the Parties acknowledge that the obligations of the Parties under this Agreement are contingent upon the Parties compiling and agreeing upon an DRD and a RCD within six (6) months of the Effective Date."

13. All other terms in the Agreement unaffected by this Amendment shall remain in full force and effect.

                            [Signature page follows]
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     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to the
Agreement to be executed by their duly authorized representatives, on the date written below.

ELI LILLY AND COMPANY                      MINIMED INC.

Signature: /s/ JAMES A. HARPER              Signature: /s/  ERIC S. KENTOR
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Name:  James A. Harper                      Name:   Eric S. Kentor
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       President Diabetes and
Title: Growth Disorder Products             Title:  Sr. V.P. and General Counsel
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Date:  June 24, 1999                        Date:   June 28, 1999
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